                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)


Filed by the Registrant    /X/
Filed by a Party other than the Registrant    /   /

Check the appropriate box:
/X/      Preliminary Proxy Statement
/  /     Confidential, For Use of the Commission Only (as
         permitted by Rule 14a-6(e)(2))
/  /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                    Alliance Bond Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)

----------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other
                      than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/   /    Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
              transaction applies:
--------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
              applies:
--------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------
         (5)  Total fee paid:
--------------------------------------------------------------
 /  /    Fee paid previously with preliminary materials.

/  /     Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                   ALLIANCE BOND FUND, INC. -
                    U.S. Government Portfolio

              ALLIANCE INSTITUTIONAL FUNDS, INC. -
           Alliance Premier Growth Institutional Fund
           Alliance Special Equity Institutional Fund
               Alliance Quasar Institutional Fund

                   1345 Avenue of the Americas
                    New York, New York 10105
                    Toll Free (800) 221-5672

                                                October [_], 2000

To the Stockholders of Alliance Bond Fund, Inc. - U.S. Government Portfolio ("U.S. Government"), Alliance Institutional Funds, Inc.
- Alliance Premier Growth Institutional Fund ("Premier Growth Institutional Fund"), Alliance Institutional Funds, Inc. - Alliance Special Equity Institutional Fund ("Special Equity Institutional"), and Alliance Institutional Funds, Inc. - Alliance Quasar Institutional Fund ("Quasar Institutional") (collectively, the "Funds"):

    The accompanying Notice of Meeting and Proxy Statement present three proposals to be considered at the Funds' Joint
Special Meeting of Stockholders (the "Meeting") to be held on December 12, 2000. The proposals are discussed more fully in the accompanying Proxy Statement.

    The first proposal revises the Funds' fundamental investment restrictions to permit the Funds to engage in securities lending to the full extent permitted by the Investment Company Act of 1940 (the "1940 Act"). The last two proposals relax or remove, in each case consistent with the 1940 Act, certain investment restrictions that were originally required by old state "blue sky" laws that were preempted and thus nullified by Congress in 1996. These restrictions are not required by the 1940 Act. The Boards of Directors believe that it is in the best interests of the Funds and their stockholders to change these policies to provide the Funds with the investment flexibility allowed by the 1940 Act.

    We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote your proxy promptly, in order to spare the Funds additional proxy solicitation expenses. Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, has been selected to assist stockholders in the voting process. As the date of the Meeting approaches, if we have not yet received your proxy, you may receive a telephone call from SCC reminding you to exercise your right to vote. If you have any questions regarding the Meeting agenda or how to submit your proxy, please call SCC at (800) 733-8481 ext.454.

                             Sincerely,

                             John D. Carifa
                             Chairman and President

[Alliance Capital Logo]

             Alliance Bond Fund, Inc. - U.S. Government Portfolio
             Alliance Institutional Funds, Inc.
             - Alliance Premier Growth Institutional Fund
             - Alliance Special Equity Institutional Fund
             - Alliance Quasar Institutional Fund
___________________________________________________________
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
___________________________________________________________

         NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS
                        December 12, 2000

To the Stockholders of Alliance Bond Fund, Inc. - U.S. Government Portfolio ("U.S. Government"), Alliance Institutional Funds, Inc.
- Alliance Premier Growth Institutional Fund ("Premier Growth Institutional "), Alliance Institutional Funds, Inc. - Alliance Special Equity Institutional Fund ("Special Equity Institutional"), and Alliance Institutional Funds, Inc. - Alliance Quasar Institutional Fund ("Quasar Institutional"):

    Notice is hereby given that a Joint Special Meeting of Stockholders (the "Meeting") of U.S. Government, Premier Growth Institutional, Special Equity Institutional, and Quasar Institutional, each a Maryland corporation (the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, December 12, 2000 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated October [__], 2000:

    1. To approve an amendment of each Fund's fundamental policy to permit each Fund to engage in securities lending to the extent permitted by the Investment
         Company Act of 1940, as amended (the "1940 Act");

    2. To approve the amendment of certain of the Funds' fundamental policies, in each case consistent with the 1940 Act;

    3. To approve the removal or reclassification of certain of the Funds' fundamental policies as non-fundamental; and

    4. To transact such other business as may properly come before the Meeting.

         The Boards of Directors have fixed the close of business on September 15, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.

         The enclosed proxy is being solicited on behalf of the Boards of Directors of the Funds. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to vote by telephone or via the Internet as described on the enclosed proxy card.

         The Boards of Directors recommends approval of all the proposals.

                        By Order of the Boards of Directors,

                        Edmund P. Bergan, Jr.
                        Secretary

New York, New York
October [__], 2000

-------------------------------------------------------------
                     YOUR VOTE IS IMPORTANT

         Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote via the Internet or by telephone. To do so, please follow the instructions on the enclosed proxy card. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly or vote by telephone or through the Internet in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.
-----------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                         PROXY STATEMENT

      Alliance Bond Fund, Inc. - U.S. Government Portfolio
               Alliance Institutional Funds, Inc.
               - Premier Growth Institutional Fund
               - Special Equity Institutional Fund
               - Quasar Institutional Fund

                   1345 Avenue of the Americas
                    New York, New York 10105

                        ----------------

              JOINT SPECIAL MEETING OF STOCKHOLDERS

                        December 12, 2000
                        ----------------

                          INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of Alliance Bond Fund, Inc. - U.S. Government Portfolio ("U.S. Government"), Alliance Institutional Funds, Inc. - Alliance Premier Growth Institutional Fund ("Premier Growth Institutional"), Alliance Institutional Funds, Inc. - Alliance Special Equity Institutional Fund ("Special Equity Institutional"), and Alliance Institutional Funds, Inc. - Alliance Quasar Institutional Fund ("Quasar Institutional"), each a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at the Joint Special Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, December 12, 2000 at 11:00 a.m. Proxies will be solicited primarily by mail and may also be made by telephone. Solicitation costs will be borne by Alliance Capital Management L.P., the Funds' investment adviser ("Alliance").

         The Boards of Directors have fixed the close of business on September 15, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Funds as of the Record Date consisted of [_________] shares of common stock of U.S. Government, [________] shares of common stock of Premier Growth Institutional, [__________] shares of common stock of Special Equity Institutional, and [________] shares of common stock of Quasar Institutional, representing all classes of shares for each Fund, each share being entitled to one vote. All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the approval of an amendment to the Fund's fundamental policy to permit the lending of securities to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") (Proposal One), for the approval of the amendment of certain of the Fund's fundamental policies, in each case consistent with the 1940 Act, (Proposal
Two), and for the approval of the removal or reclassification of certain of the Funds' fundamental policies as non-fundamental ("Proposal Three"). (These proposals are referred to individually as a "Proposal" and collectively as the "Proposals".) Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

         Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have no effect on the outcome of the Proposals. If any proposal, other than the Proposals, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

         A quorum for the Meeting will consist of the presence in person or by proxy of the holders of one-third of the shares entitled to vote for each Fund at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Boards of Directors on any Proposal are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Boards of Directors on a Proposal will be voted against adjournment as to that Proposal.

         The Funds have engaged Shareholder Communications
Corporation ("SCC"), 17 State Street, New York, New York 10004, to assist the Funds in soliciting proxies for the Meeting. SCC will receive a fee of $[________] for its services plus reimbursement of out-of-pocket expenses.

         The Meeting is scheduled as a joint meeting of the respective stockholders of the Funds because the stockholders of all the Funds are to consider and vote on similar matters. Stockholders of each Fund will vote separately on each Proposal and an unfavorable vote on a Proposal by the stockholders of one Fund will not affect the implementation of the Proposal by any other Fund if such Proposal is approved by the stockholders of the other Fund.

         The following table summarizes the Proposals on which stockholders are being asked to vote and indicates which stockholders are eligible to vote on each proposal.

            BRIEF DESCRIPTION OF       STOCKHOLDERS WHO WILL
PROPOSAL          PROPOSAL             VOTE ON THE PROPOSAL

Proposal 1    To amend a fundamental    Stockholders of all Funds
              policy to permit          voting separately by Fund
              securities lending to
              the extent permitted
              by the 1940 Act

Proposal 2    To amend certain          Stockholders of all Funds
              fundamental policies      voting separately by Fund

              -Premier Growth
               Institutional
              -Special Equity
               Institutional
              -Quasar Institutional

Proposal 3    To approve the removal    Stockholders of all Funds
              or reclassification of    voting separately by Fund
              certain fundamental
              policies as non-fundamental
              and, in certain cases,
              revise that policy

              -U.S. Government
              -Quasar Institutional

                          PROPOSAL ONE

                     APPROVAL OF A PROPOSAL
                  TO AMEND A FUNDAMENTAL POLICY
               TO PERMIT SECURITIES LENDING TO THE
                EXTENT PERMITTED BY THE 1940 ACT
                           (All Funds)

         The fundamental policies of each of the Funds currently do not permit lending. Under their current policies, the Funds generally may not make loans with certain exceptions for the purchase of debt obligations. At its September 7, 2000 Special Meeting, Alliance informed the Directors that it was developing, for the Director's consideration, proposed securities lending arrangements for many Alliance Mutual Funds, including the Funds. Alliance noted that the proposed arrangements would enable each participating fund to earn incremental investment income through the lending of a portion of the Fund's portfolio securities on terms designed to avoid any impingement of the Fund's ongoing investment process. Alliance stated that in anticipation of these recommendations, it was recommending the revision of the Funds' fundamental investment restrictions generally prohibiting the Funds from engaging in securities lending. At the September 7, 2000 Meeting, the Boards of Directors approved Alliance's recommendation that these fundamental policies be revised to permit the Funds to engage in securities lending to the extent permitted by the 1940 Act. The Boards further resolved to recommend this change to the Fund's stockholders for their approval. The current and proposed policies are set forth in Exhibit A.

         In recommending this change, Alliance informed the Boards that this absolute prohibition was not required by the 1940 Act. Alliance noted that this restriction was required by state "blue sky" laws that were nullified by the federal preemption of state regulation of mutual fund prospectuses passed by Congress in 1996. Alliance noted that in order to ensure that the Funds can continue to compete with newer funds created after federal preemption that are not so constrained, as well as older funds that changed their lending policies to permit securities lending, it was recommending that this fundamental policy and a related policy be revised so as to provide the Funds with essentially the same investment flexibility to engage in securities lending as is possessed by the majority of the Alliance Mutual Funds, which are permitted to engage in securities lending to the extent permitted by the 1940 Act.

         If the proposal is approved by the stockholders of each Fund, each Fund would, as currently permitted, be able to lend portfolio securities up to a maximum in value of 33 1/3% of its total assets (including collateral for any security loaned). A

Fund would lend securities only on a fully collateralized basis and only to borrowers deemed by Alliance to be of sound financial standing. While any such loan is outstanding, it would be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, equal at all times to at least 100% of the current market value of the loaned securities plus, if applicable, accrued interest. All such loans could be terminated at any time by either the Fund (entitling the Fund to the return of the loaned securities at the end of the customary settlement period for the type of securities loaned) or the borrower. It is currently expected that the transactions would be structured so that a Fund would retain rights of ownership of the loaned securities, including rights to dividends, interest or other distributions on the loaned securities. Voting rights would pass with the lending, although a Fund would be able to call loans to vote proxies if desired.

         Approval of this Proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined by the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of each Fund present or represented at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund ("1940 Act Majority"). If the stockholders of a Fund do not approve the amendment to the Fund's fundamental policy to permit lending to the extent permitted by the 1940 Act, that Fund's policy will remain unchanged.

         Your Board of Directors recommends that the stockholders vote "FOR" the approval of Proposal One.

                          PROPOSAL TWO

                    APPROVAL OF PROPOSALS TO
                         AMEND CERTAIN
                      FUNDAMENTAL POLICIES
                        (PROPOSALS 2A-2C)

         The primary purpose of Proposals 2A through 2C is to amend certain fundamental investment restrictions of the Premier Growth Institutional, Special Equity Institutional, and Quasar Institutional. As discussed below, some of these restrictions have their origin in old "blue sky" undertakings, which were nullified by Congress in 1996. These restrictions could conceivably serve as an impediment to a Fund's investment process. If approved by the Funds' stockholders, the amended fundamental policies could not be changed without a further stockholder vote. If a proposed restriction is not approved by a particular Fund, the current investment restriction will remain in place as a fundamental restriction and stockholder approval

(with its attendant costs and delays) will continue to be required prior to any change in the investment restriction.

         The discussions below describe each proposal and the reasons for each recommendation. Please refer to the Exhibit B following this discussion to compare your Fund's current policies to the proposed policies.

PROPOSAL 2A   APPROVAL OF A PROPOSAL TO AMEND A FUNDAMENTAL
              POLICY RELATING TO PORTFOLIO DIVERSIFICATION TO
              PERMIT CERTAIN FUNDS TO FULLY USE THE INVESTMENT
              LATITUDE FOR DIVERSIFIED FUNDS ESTABLISHED BY THE
              1940 ACT
              (Premier Growth Institutional and Special Equity
              Institutional)

         Although each of Premier Growth Institutional and Special Equity Institutional is a "diversified" investment company under the 1940 Act, these Funds have a fundamental policy that is more restrictive than that required of a diversified investment company. To be "diversified" under the 1940 Act, an investment company must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (the "5% limit") or acquire more than 10% of the outstanding voting securities of any one issuer (the "10% limit"). Up to 25% of its total assets (the "25% basket") may be invested without regard to these restrictions (i.e., up to 25% in one or more issuers).

         Under the current fundamental policies of both Funds, the 10% limit applies to 100% of its total assets, rather than 75% that is permitted under the 1940 Act. At its September 7, 2000 Special Meeting, the Board of Directors approved Alliance's recommendation that this fundamental policy be revised to permit the Funds to invest in accordance with the limits contained in the 1940 Act for diversified investment companies. In making its recommendation, Alliance noted that these changes would enable the Funds to remain competitive with newer funds that are not subject to these restrictions, as well as older funds that changed their diversification policies to remove similar restrictions, and would allow the Fund the flexibility to take larger positions within its non-diversified 25% basket when Alliance deems appropriate. Alliance stated that it believed that the adoption of this change would not materially affect the operation of the Funds, although it was expected that the Funds would avail themselves of the occasional opportunities presented by the non-diversified 25% basket. The returns of a fund that may invest 25% of its total assets in a single issuer may be more dependent on a single stock and may be more volatile than those of a fund that is subject to a lower limit on such investments. The current fundamental policies and the proposed revised fundamental policies are set forth in Exhibit B to this Proxy Statement.

PROPOSAL 2B   APPROVAL OF A PROPOSAL TO AMEND THE FUNDAMENTAL
              INVESTMENT POLICY OF PREMIER GROWTH INSTITUTIONAL
              RELATING TO INVESTMENTS IN N0N-U.S. COMPANIES
              (Premier Growth Institutional)

         Premier Growth Institutional currently has a fundamental policy to invest at least 85% of its total assets in equity securities of "U. S. Companies". A "U.S. Company" is defined as a company that (i) is organized under United States law, (ii) has its principal office in the United States, and (iii) issues equity securities that are traded principally in the United States. At a meeting on September 26, 2000, the Board of Directors of the Fund approved Alliance's recommendation to (i) reduce the 85% limitation to 80% (ii) remove the definition of "U.S. Company", and in lieu of defining U.S. Company, adopt a new definition of "Non-U.S. Company" for the purposes of the policy. The Board further resolved to recommend these changes to the Fund's stockholders for their approval.

         In recommending these changes, Alliance advised the Board that in recent years many companies had become more global in nature, expanding their business and markets outside the United States. At the same time, many of these companies continue to have a very significant business presence in the United States and continue to issue securities that trade predominately in the United States. Alliance advised the Board that in order to enable the Fund to continue to invest in the same companies as it has in the past, the definition of '"U.S. Company" should be removed and, instead, Alliance proposed that the Directors adopt a new definition of "Non-U.S. Company" to be applicable to the Fund. One of the main goals of the proposed definition is to address the situation of an issuer, which has in the past been considered to be a U.S. Company, but which reorganizes outside the U.S. or moves its principal place of business outside the U.S. and continues to issue securities that trade predominately in the United States. Under this new definition, a "Non-U.S. Company" would be a company that (i) is organized outside the United States, (ii) has a principal place of business outside the United States, and (iii) issues securities that are traded principally on a stock exchange in a foreign country. Companies that did not fall within the definition of "Non-U.S. Company" would be considered to be U.S. companies for purposes of the Fund's fundamental policy.
Alliance advised the Directors that, as a result of these proposals if approved, a company that was either organized or had a principal place of business outside the United States, but which issued securities principally traded in the United States, would be considered to be a U.S. company.

         In addition, Alliance advised the Board that it was recommending that the current fundamental requirement that the Fund invest at least 85% of its total assets in U.S. Companies be reduced to 80% to allow the Fund additional flexibility in managing the Fund's portfolio. Alliance informed the Directors it was recommending this additional change because there are some companies in which the Fund has invested in the past that will be considered to be "Non-U.S. Companies" even under the proposed revised definition. This increased latitude will allow the Fund to continue to invest in the same companies as it has in the
past.   Alliance advised the Board that it did not expect that
this change would significantly affect the management of the Fund.

PROPOSAL 2C   APPROVAL OF A PROPOSAL TO AMEND A FUNDAMENTAL
              POLICY TO PERMIT THE FUNDS TO PURCHASE AND SELL
              FINANCIAL FORWARD AND FUTURES CONTRACTS AND OPTIONS
              THEREON
              (Quasar Institutional and Special Equity
              Institutional)

         At their September 7, 2000, Special Meeting, the Board of Directors of Special Equity Institutional and Quasar Institutional considered and approved Alliance's recommendation that each of the Fund's fundamental policies be amended to permit the use of stock index futures and options thereon for hedging purposes.

         In making its recommendation, Alliance noted that each Fund has a fundamental policy against investment in commodities or commodity contracts. As a result of this restriction, Alliance noted, index futures are currently unavailable to each of the Funds.

         In making this recommendation, Alliance stated its belief that, as the use of these instruments has become more prevalent in the marketplace, each Fund's inability to use, at least for hedging purposes, financial commodities including stock index futures and options thereon places the Fund at a competitive disadvantage. As a result, Alliance considered it in the best interests of each Fund and its respective stockholders to obtain stockholder action appropriately amending the investment policies and installing more permissive non-fundamental investment policies. The current fundamental policies and the proposed non-fundamental policies (which may be subsequently be changed by the Boards of Directors without a stockholder vote) are set forth in Exhibit B to this Proxy Statement.

         The proposed non-fundamental investment policies would provide that each Fund may utilize financial forward and futures contracts and options thereon only for hedging purposes. In addition, each Fund would not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of each Fund and the futures contracts subject to outstanding options written by a Fund would exceed 50% of its total assets. Each Fund would not purchase or sell a stock index futures contract if immediately thereafter more than 30% of its total assets would be hedged with stock index futures. Finally, each Fund would not purchase or sell a stock index future contract if, immediately thereafter, the sum of the amount of margin deposits on such Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets. In connection with its purchase of stock index futures contracts, each Fund would deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker.

         Based upon Alliance's presentation, the Board of Directors concluded that the proposed amendment to each Fund's fundamental investment policies to permit the use of financial forward and futures contracts and the adoption of the non-fundamental investment policies would be in the best interests of each Fund and its respective stockholders. The Board further resolved to recommend this change to the Funds' stockholders for their approval. Adoption of this change is not expected to materially change the operation of the Funds.

         Approval of Proposal 2 requires the affirmative vote of the holders of a 1940 Act Majority. If the stockholders of a fund do not approve the amendment of a Funds' fundamental policies, that Fund's policies will remain the same.

         The Boards of Directors of Premier Growth Institutional,
Special Equity Institutional and Quasar Institutional recommend that the stockholders of each of the Funds vote "FOR" the approval of Proposal 2.

                         PROPOSAL THREE

                      APPROVAL OF PROPOSALS
               TO REMOVE OR RECLASSIFY CERTAIN OF
                     THE FUNDS' FUNDAMENTAL
                   POLICIES AS NON-FUNDAMENTAL
                        (PROPOSALS 3A-3C)

         The primary purpose of Proposals 3A-3C is to reclassify the fundamental policy of U.S. Government regarding the writing, purchasing or selling of puts and calls to a non-fundamental policy, remove a fundamental policy of U.S. Government with respect to its investment in unseasoned issuers and to revise and reclassify the fundamental policies of U.S. Government and Quasar Institutional with respect to their investment in illiquid securities as non-fundamental policies.

         The discussions below are a general overview of the Fund's current policies. Please refer to Exhibit C following this discussion to compare your Fund's current policies to the proposed policies. The Boards of Directors of the Funds recommend that stockholders approve the proposal.

PROPOSAL 3A   APPROVAL OF A PROPOSAL TO RECLASSIFY THE
              FUNDAMENTAL POLICY REGARDING THE WRITING,
              PURCHASING OR SELLING OF PUTS, CALLS OR ANY
              COMBINATION THEREOF TO A NON-FUNDAMENTAL POLICY
              (U.S. Government)

         The fundamental policies of U.S. Government currently do not permit U.S. Government to write, purchase or sell puts, calls or any combination thereof. The Fund is not required under the 1940 Act to have such a fundamental policy. The Directors are recommending the reclassification of this fundamental restriction to non-fundamental in order to preserve the flexibility of the Fund to respond to changed market, industry or regulatory conditions without the expense and delay of a stockholder vote. The Directors are not proposing any substantive change in the policy at this time. If the Proposal is adopted, the Directors would adopt an identical non-fundamental investment policy.

PROPOSAL 3B   APPROVAL OF A PROPOSAL TO REMOVE A FUNDAMENTAL
              POLICY THAT RESTRICTS INVESTMENTS IN UNSEASONED
              ISSUERS
              (U.S. Government)

         U.S. Government currently has a policy providing that the Fund shall not invest more than 15% of its assets in securities of companies (including predecessors) that have a record of less than three years of continuous operation (often called "unseasoned issuers"). The Board of Directors of U.S. Government is recommending the removal of the policy. The Fund's current policy is set forth in Exhibit C to this Proxy Statement.

         The Fund adopted the "unseasoned issuer" restriction in response to state "blue sky" requirements in connection with the registration of shares of the Fund for the sale. As discussed above, all state securities laws and regulations regarding fundamental investment restrictions have been preempted by federal law and no longer apply. Alliance discussed with the Board of Directors that it recognizes that the investment in securities of companies with less than three years of continuous operating history might not be appropriate for funds investing in companies with larger capitalizations. However, for funds that invest in securities issued by governmental agencies or instrumentalities (some of which may involve newly created special purpose corporations), like U.S. Government, Alliance does not believe that a blanket prohibition against these types of investments is in the best interest of the Fund or its stockholders. Alliance stated that the Fund may from time to time, consistent with its investment strategies, encounter investment opportunities from these types of issuers in which the Fund may desire the flexibility to invest. Based on Alliance's recommendation, the Board of Directors of the Fund therefore recommends that stockholders approve the removal of this investment restriction.

PROPOSAL 3C   APPROVAL OF A PROPOSAL TO RECLASSIFY THE
              FUNDAMENTAL POLICY REGARDING INVESTMENTS IN
              ILLIQUID SECURITIES AS NON-FUNDAMENTAL AND TO
              REVISE THE POLICY
              (Quasar Institutional and U.S. Government)

         Each of U.S. Government and Quasar Institutional currently has a fundamental policy applicable to investments in illiquid securities that is more restrictive than that currently required by the Securities and Exchange Commission ("SEC").
Under the SEC's standards, non-money market mutual funds must limit their holdings in illiquid securities to 15% of their net assets. This SEC position is not required to be a fundamental policy. For the purpose of the 15% limitation, a security generally would be considered illiquid if it could not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by a fund. Generally, Rule 144A securities that are determined by a Fund's Board of Directors to be liquid are not considered to be "illiquid" for purposes of these tests.

         Quasar Institutional currently has a fundamental policy limiting the Fund's investments in illiquid securities to 10% of its net assets. U.S. Government has a fundamental policy limiting these investments to 15% of net assets. In addition, both Funds' fundamental policy applies to all restricted securities, including Rule 144A securities. Because Rule 144A securities are "restricted", each Fund's fundamental policy does not permit the Fund to consider Rule 144A securities as liquid and not subject to the restrictions on investments in illiquid securities even if the Board of Directors determined them to be liquid.

         These more restrictive investment limitations grow out of old state "blue sky" provisions, which, as discussed above, no longer apply to funds. Quasar Institutional's policy is more restrictive than the SEC's current position and both Fund's policies are a fundamental and cannot be changed without position stockholder approval. The Boards of Directors recommends revising each Fund's policy to conform with the SEC's guidelines and reclassifying the Funds' fundamental policy regarding investments in illiquid securities to a non-fundamental policy. Each Fund's current fundamental policy and the proposed non-fundamental policy regarding investments in illiquid securities is set forth in Exhibit C to this Proxy Statement.

         The SEC has from time to time changed the percentage limitation applicable to a fund's investment in illiquid securities. For example, prior to 1993, the percentage limit on a fund's investment in illiquid securities was 10%. The proposed non-fundamental policy of each Fund would enable the Fund to respond to any future change in the SEC's guidelines, without the expense and delay of a stockholder vote. Because Quasar Institutional has never approached a 10% investment in illiquid or restricted securities and U.S. Government has never approached a 15% investment in illiquid or restricted securities, the Board of Directors of each Fund do not anticipate that the proposed change will have a material impact on the operation of the respective Fund.

         Approval of Proposal 3 requires the affirmative vote of the holders of a 1940 Act Majority. If the stockholders of a Fund do not approve the Proposal, that Fund will continue to be subject to these fundamental policies.

         The Boards of Directors of U.S. Government and Quasar
Institutional recommend that the stockholders of the Funds vote
"FOR" the approval of Proposal 3.

                           HOW TO VOTE

         You may vote your shares by mail by signing and returning the enclosed proxy card, by telephone, or over the Internet.

         Voting by Mail or in Person. If you wish to participate at the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can complete, sign and mail the enclosed proxy card or attend the Meeting in person.

         Internet and Telephone Voting. You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions provided with your proxy card.

         INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS

         The principal officers of the Funds and their principal occupations during the past five years are as follows:

         JOHN D. CARIFA, Chairman and President, 55, President and Chief Operating Officer and a Director of Alliance Capital
Management Corporation, the general partner of Alliance ("ACMC"), with which he has been associated since prior to 1995.

         KATHLEEN A. CORBET, Senior Vice President, 40, is an
Executive Vice President of Alliance Capital Management
Corporation ("ACMC"), with which she has been associated since prior to 1995.

         PAUL C. RISSMAN, Senior Vice President, 43, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1995.

         THOMAS J. BARDONG, Vice President, 55, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1995.

         FRANK V. CARUSO, Vice President, 43, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1995.

         EDMUND P. BERGAN, JR., Secretary, 50, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1995.

         ANDREW L. GANGOLF, Assistant Secretary, 46, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1995.

         DOMENICK PUGLIESE, Assistant Secretary, 39, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was a Vice President and Counsel of Concord Holding Corporation since prior to 1995.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
49, is a Senior Vice President of AFS and a Vice President of
AFD, with which he has been associated since prior to 1995.

         VINCENT S. NOTO, Controller, 35, is a Vice President of
AFS, with which he has been associated since prior to 1995.

         The address of Messrs. Carifa, Rissman, Bardong, Caruso,
Bergan, Gangolf and Pugliese and Ms. Corbet is c/o Alliance

Capital Management, L.P., 1345 Avenue of the Americas, New York,
New York 10105.  The address of Messrs. Gersten and Noto is c/o
Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New
Jersey 07094.

         All of the officers of the Funds are employees of Alliance and officers of ACMC, the general partner of Alliance, or a wholly-owned subsidiary of Alliance. As of the Record Date, no officer or Director of the Funds beneficially owned more than 1% of the outstanding equity securities of Alliance.

                         STOCK OWNERSHIP

         According to information filed with the Commission, the following persons were the beneficial owners of more than 5% of the Fund's outstanding common stock as of the Record Date.

                                                     Percent of
                                                     Common Stock
                                                     Based on
                                  Amount of          Shares
                                  Beneficial         Outstanding
Name and Address of               Ownership,         as of the
Beneficial Owner                  and Class          Record Date

[Bank of New York
AFM and EPW Fund 9
1 Wall Street
New York, NY 10005-2500]          [______________
                                  (Advisor Class)]       [__%]

[Amalgamated Bank of New York
C/F TWU PVT BUS LINES
Pension Trust-Amivest
Discretionary Investment
Manager
P.O. Box 370 Cooper Station
New York, NY 10276-0370]          [______________
                                  (Advisor Class)]       [___%]

[Trust for Profit Sharing
For Alliance Capital Employees
1345 Avenue of the Americas
New York, NY 10105]               [______________
                                  (Advisor Class)]       [___%]

                     REPORTS TO STOCKHOLDERS

         The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Reid Conway at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


                             By Order of the Board of Directors,

                             Edmund P. Bergan, Jr.
                             Secretary

New York, New York
October [__], 2000

                             Alliance Bond Fund, Inc.
                             - U.S. Government Portfolio

                             Alliance Institutional Funds, Inc.
                             - Alliance Premier Growth
                               Institutional Fund
                             - Alliance Special Equity
                               Institutional Fund
                             - Alliance Quasar Institutional Fund





                             (LOGO)

                             Alliance Capital Management L.P.


                             NOTICE OF SPECIAL MEETING
                             OF STOCKHOLDERS AND
                             PROXY STATEMENT

                             December 12, 2000

                                                        EXHIBIT A

            CURRENT AND PROPOSED FUNDAMENTAL POLICIES
                          PROPOSAL ONE

Lending Policies

Fund                  Current Policy        Proposed Policy

Alliance Bond Fund,   1. The Fund may not   1. The Fund may not
Inc. - U.S.              make loans to         make loans to
Government Portfolio     other persons.        other persons,
                                               except that the
                                               Fund may lend its
                                               portfolio
                                               securities in
                                               accordance with
                                               applicable law.
                                               The acquisition
                                               of investment
                                               securities or
                                               other investment
                                               instruments shall
                                               not be deemed the
                                               making of a loan.

                      2. The Fund may not   2. The Fund may not
                         issue any senior      issue senior
                         securities as         securities
                         defined in the        (except to the
                         Investment            extent that
                         Company Act of        securities
                         1940, as amended,     lending may be
                         (except to the        considered senior
                         extent that when-     securities) or
                         issued securities     borrow money,
                         transactions,         except for
                         forward               temporary or
                         commitments or        emergency
                         stand-by              purposes in an
                         commitments may       amount not
                         be considered         exceeding 5% of
                         senior                the value of its
                         securities).          total assets at
                                               the time the
                                               borrowing is
                                               made.

Alliance              1. The Fund may not   1. The Fund may not
Institutional Funds,     make loans except     make loans to
Inc. -                   through the           other persons,

Alliance Premier         purchase of debt      except that the
Growth Institutional     obligations in        Fund may lend its
Fund                     accordance with       portfolio
                         its investment        securities in
                         objective and         accordance with
                         policies.             applicable law.
                                               The acquisition
                                               of investment
                                               securities or
                                               other investment
                                               instruments shall
                                               not be deemed the
                                               making of a loan.

                      2. The Fund may not   2. The Fund may not
                         borrow money or       issue senior
                         issue senior          securities
                         securities except     (except to the
                         for temporary or      extent that
                         emergency             securities
                         purposes in an        lending may be
                         amount not            considered senior
                         exceeding 5% of       securities) or
                         the value of its      borrow money
                         total assets at       except for
                         the time the          temporary or
                         borrowing is          emergency
                         made.                 purposes in an
                                               amount not
                                               exceeding 5% of
                                               the value of its
                                               total assets at
                                               the time the
                                               borrowing is
                                               made.

Alliance              1. The Fund may not   1. The Fund may not
Institutional Funds,     make loans except     make loans to
Inc. -                   through the           other persons,
Alliance Special         purchase of debt      except that the
Equity Institutional     obligations in        Fund may lend
Fund                     accordance with       portfolio
                         its investment        securities in
                         objective and         accordance with
                         policies.             applicable law.
                                               The acquisition
                                               of investment
                                               securities or
                                               other investment
                                               instruments shall
                                               not be deemed the
                                               making of a loan.

                      2. The Fund may not   2. The Fund may not
                         borrow money from     issue senior
                         banks or issue        securities
                         senior securities     (except to the
                         except for            extent that
                         temporary or          securities
                         emergency             lending may be
                         purposes in an        considered senior
                         amount not            securities) or
                         exceeding 5% of       borrow money
                         the value of its      except for
                         total assets at       temporary or
                         the time the          emergency
                         borrowing is          purposes in an
                         made.                 amount not
                                               exceeding 5% of
                                               the value of its
                                               total assets at
                                               the time the
                                               borrowing is
                                               made,

Alliance              1. The Fund may not   1. The Fund may not
Institutional            make loans of its     make loans to
Funds, Inc. -            funds or assets       other persons,
Alliance Quasar          to any other          except that the
Institutional Fund       person, which         Fund may lend
                         shall not include     portfolio
                         the purchase of a     securities in
                         portion of an         accordance with
                         issue of publicly     applicable law.
                         distributed           The acquisition
                         bonds,                of investment
                         debentures, or        securities or
                         other securities,     other investment
                         whether or not        instruments shall
                         the purchase was      not be deemed the
                         made upon the         making of a loan.
                         original issuance
                         of the
                         securities;
                         except that the
                         Fund may not
                         purchase non-
                         publicly
                         distributed
                         securities
                         subject to the
                         limitations
                         applicable to
                         restricted
                         securities.

                      2. The Fund may not   2. The Fund may not
                         borrow money          issue senior
                         except for            securities
                         temporary or          (except to the
                         emergency             extent that
                         purposes in an        securities
                         amount not            lending may be
                         exceeding 5% of       considered senior
                         its total assets      securities) or
                         at the time the       borrow money
                         borrowing is          except for
                         made.                 temporary or
                                               emergency
                                               purposes in an
                                               amount not
                                               exceeding 5% of
                                               the value of its
                                               total assets at
                                               the time the
                                               borrowing is
                                               made.

                                                        EXHIBIT B

            CURRENT FUNDAMENTAL AND PROPOSED POLICIES
                          PROPOSAL TWO

Diversification Policies (Proposal 2A)

Fund                  Current Policy        Proposed Policy

Alliance              The Fund may not      It is a fundamental
Institutional Funds,  purchase more than    policy of the Fund
Inc. -                10% of the            that the Fund is
Alliance Premier      outstanding voting    required with
Growth Institutional  securities of any     respect to 75% of
Fund                  one issuer.           its assets (i) to
                                            have no more than 5%
                                            of its assets
                                            invested in any one
                                            issuer and (ii) to
                                            own not more than
                                            10% of the
                                            outstanding voting
                                            securities of any
                                            one issuer.

Alliance              The Fund may not      It is a fundamental
Institutional         purchase more than    policy of the Fund
Funds, Inc. -         10% of the            that the Fund is
Alliance Special      outstanding voting    required with
Equity Institutional  securities of any     respect to 75% of
Fund                  one issuer.           its assets (i) to
                                            have no more than 5%
                                            of its assets
                                            invested in any one
                                            issuer and (ii) to
                                            own not more than
                                            10% of the
                                            outstanding voting
                                            securities of any
                                            one issuer.


NON-U.S. COMPANY POLICY (Proposal 2B)

Fund                  Current Policy        Proposed Policy

Alliance              The Fund invests at   The Fund invests at
Institutional Funds,  least 85% of its      least 80% of its
Inc. - Alliance       total assets in       total assets in
Premier Growth        equity securities in  equity securities of
Institutional Fund    "U. S. Companies". A  U.S Companies.  A

                      "U.S. Company" is     "Non-U.S. Company"
                      defined as a company  is a company that
                      that (i) is           (i) is organized
                      organized under       outside the United
                      United States law,    States, (ii) has a
                      (ii) has its          principal place of
                      principal office in   business outside the
                      the United States,    United States, and
                      and (iii) issues      (iii) issues
                      equity securities     securities that are
                      that are traded       traded principally
                      principally in the    on a stock exchange
                      United States.        in a foreign
                                            country.

Commodities Policies (Proposal 2C)

Fund                  Current Policy        Proposed Policy

Alliance              The Fund may not      Fundamental
Institutional Funds,  purchase or sell        It is a
Inc. -                commodities or        fundamental policy
Alliance Special      commodity contracts.  of the Fund not to
Equity Institutional                        purchase or sell
Fund                                        commodities or
                                            commodity contracts,
                                            except financial
                                            forward and futures
                                            contracts and option
                                            on such contracts.

                                            Non-fundamental
                                              It is a non-
                                            fundamental policy
                                            of the Fund that:

                                              (i) the Fund
                                            utilize futures and
                                            options thereon only
                                            for hedging
                                            purposes,

                                              (ii) the Fund will
                                            not enter into any
                                            futures contracts or
                                            options on futures
                                            contracts if
                                            immediately
                                            thereafter the
                                            market values of the
                                            outstanding futures
                                            contracts of the
                                            Fund and the futures
                                            contracts subject to
                                            outstanding options
                                            written by the Fund
                                            would exceed 50% of
                                            its total assets,

                                              (iii) the Fund
                                            will not purchase or
                                            sell a stock index
                                            future if
                                            immediately
                                            thereafter more than
                                            30% of its total
                                            assets would be
                                            hedged by stock
                                            index futures, and

                                              (iv) the Fund will
                                            not purchase or sell
                                            a stock index future
                                            if, immediately
                                            thereafter, the sum
                                            of the amount of
                                            margin deposit on
                                            the Fund's existing
                                            futures positions
                                            would exceed 5% of
                                            the market value of
                                            the Fund's total
                                            assets.

                                                        EXHIBIT B


Alliance              The Fund may not      Fundamental
Institutional Funds,  purchase or sell        It is a
Inc. -                commodities or        fundamental policy
Alliance Quasar       commodity contracts.  of the Fund not to
Institutional Fund                          purchase or sell
                                            commodities or
                                            commodity contracts,
                                            except financial
                                            forward and futures
                                            contracts and option
                                            on such contracts.

                                            Non-fundamental
                                              It is a non-
                                            fundamental policy
                                            of the Fund that:

                                              (i) the Fund
                                            utilize futures and
                                            options thereon only
                                            for hedging
                                            purposes,

                                              (ii) the Fund will
                                            not enter into any
                                            futures contracts or
                                            options on futures
                                            contracts if
                                            immediately
                                            thereafter the
                                            market values of the
                                            outstanding futures
                                            contracts of the
                                            Fund and the futures
                                            contracts subject to
                                            outstanding options
                                            written by the Fund
                                            would exceed 50% of
                                            its total assets,

                                              (iii) the Fund
                                            will not purchase or
                                            sell a stock index
                                            future if
                                            immediately
                                            thereafter more than
                                            30% of its total
                                            assets would be
                                            hedged by stock
                                            index futures, and

                                              (iv) the Fund will
                                            not purchase or sell
                                            a stock index future
                                            if, immediately
                                            thereafter, the sum
                                            of the amount of
                                            margin deposit on
                                            the Fund's existing
                                            futures positions
                                            would exceed 5% of
                                            the market value of
                                            the Fund's total
                                            assets.

                                                        EXHIBIT C
                 CURRENT INVESTMENT RESTRICTIONS
                         PROPOSAL THREE

Writing, Purchasing or Selling of Puts, Calls or Any Combination
(Proposal 3A)

Fund                  Current Policy        Proposed Policy

Alliance Bond Fund,   Fundamental           Non-Fundamental
Inc. -                The Fund may not      The Fund may not
U.S. Government       write, purchase or    write, purchase or
Portfolio             sell puts, calls or   sell puts, calls or
                      combinations          any combination
                      thereof.              thereof.

Unseasoned Issuer Policies (Proposal 3B)

Fund                  Current Policy        Proposed Policy

Alliance Bond Fund,   Fundamental           No proposed policy
Inc. -                  The Fund will not
U.S. Government       invest more than 15%
Portfolio             of its total assets
                      in securities of
                      issuers which
                      together with any
                      predecessors have
                      been in continuous
                      operation for less
                      than 3 years.

                                                        EXHIBIT C

            Current Fundamental and Proposed Policies

Illiquid Securities Policies (Proposal 3C)

Fund                  Current Policy        Proposed Policy

Alliance Bond Fund,   The Fund will not     It is a non-
Inc. -                invest more than 15%  fundamental policy
U.S. Government       of average net        of the Fund that the
Portfolio             assets at the time    Fund may not
                      of purchase in        purchase any
                      securities which are  security or enter
                      not readily           into a repurchase
                      marketable including  agreement if, as a
                      restricted            result, more than
                      securities.           15% of its net
                                            assets would be
                                            invested in
                                            repurchase
                                            agreements not
                                            entitling the holder
                                            to payment of
                                            principal and
                                            interest within
                                            seven days and in
                                            securities that are
                                            illiquid by virtue
                                            of legal or
                                            contractual
                                            restrictions on
                                            resale or the
                                            absence of a readily
                                            available market;
                                            however, this
                                            restriction will not
                                            apply to securities
                                            sold pursuant to
                                            Rule 144A under the
                                            Securities Act of
                                            1933, so long as
                                            such securities meet
                                            liquidity guidelines
                                            established from
                                            time to time by the
                                            Board of Directors.

Alliance              The Fund may not      It is a non-
Institutional Funds,  invest more than 10%  fundamental policy
Inc. -                of its assets in      of the Fund that the

Alliance Quasar       restricted            Fund may not
Institutional Fund    securities.           purchase any
                                            security or enter
                                            into a repurchase
                                            agreement if, as a
                                            result, more than
                                            15% of its net
                                            assets would be
                                            invested in
                                            repurchase
                                            agreements not
                                            entitling the holder
                                            to payment of
                                            principal and
                                            interest within
                                            seven days and in
                                            securities that are
                                            illiquid by virtue
                                            of legal or
                                            contractual
                                            restrictions on
                                            resale or the
                                            absence of a readily
                                            available market;
                                            however, this
                                            restriction will not
                                            apply to securities
                                            sold pursuant to
                                            Rule 144A under the
                                            Securities Act of
                                            1933, so long as
                                            such securities meet
                                            liquidity guidelines
                                            established from
                                            time to time by the
                                            Board of Directors.

Proxy                                                       Proxy

      ALLIANCE BOND FUND, INC. - U.S. GOVERNMENT PORTFOLIO

               ALLIANCE INSTITUTIONAL FUNDS, INC.
          - ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
          - ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND
              - ALLIANCE QUASAR INSTITUTIONAL FUND

Instructions to the stockholders of Alliance Bond Fund, Inc. - U.S. Government Portfolio ("U.S. Government"), Alliance Institutional Funds, Inc. - Alliance Premier Growth Institutional Fund ("Premier Growth Institutional"), Alliance Institutional Funds, Inc. - Alliance Special Equity Institutional Fund ("Special Equity Institutional"), and Alliance Institutional Funds, Inc. - Alliance Quasar Institutional Fund ("Quasar Institutional" and together with U.S. Government, Premier Growth Institutional and Special Equity Institutional, the "Funds") in connection with a Special Meeting of Stockholders to be held on December 12, 2000.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS

The undersigned hereby appoints each of Reid Conway and Carol H. Rappa, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Stockholders of the Funds to be held at 11:00 a.m., Eastern Time, on December 12, 2000 at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.


                   VOTE BY RETURNING THE SIGNED PROXY CARD
                             OR
                   VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                             OR
                   VOTE BY TELEPHONE BY CALLING TOLL-FREE: 1-800-
597-7836

                   CONTROL NUMBER:


                   Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                   __________________________
                   Signature of Stockholder

                   _____________________________
                   Signature of joint owner, if any

                   ______________________________, 2000
                   Dated

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed below. If no direction is made as regards a particular proposal or other matter, the votes entitled to be cast by the undersigned will be cast "FOR" proposals one through three listed below, "FOR" any postponement or adjournment of the Special Meeting with respect to any proposal described in the proxy statement in the event that sufficient votes in favor of the position on such proposal recommended by the Boards of Directors are not timely received, and in the discretion of the Proxy holder(s) on any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

Please refer to the Proxy Statement for a discussion of each of the proposals.


                   PLEASE MARK VOTES AS IN THIS EXAMPLE:  [X]


                                      For      Against  Abstain

1.  Approve of an amendment of each   [  ]       [  ]     [  ]
    Fund's fundamental policy to
    permit each Fund to engage in
    securities lending to the
    extent permitted by the
    Investment Company Act of 1940,
    as amended (the "1940 Act").

Your Board of Directors urges you to vote "FOR" Proposal One.

                                      For      Against  Abstain

2.  Approve of an amendment of        [  ]       [  ]     [  ]
    certain of the Funds'
    fundamental policies, in each
    case consistent with the 1940
    Act.

Your Board of Directors urges you to vote "FOR" Proposal Two.

                                      For      Against  Abstain

3.  Approve the removal or            [  ]       [  ]     [  ]
    reclassification of certain of
    the Funds' fundamental policies
    as non-fundamental.

Your Board of Directors urges you to vote "FOR" Proposal Three.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING VIA THE INTERNET OR
BY TELEPHONE.


















































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